PREPAYMENTS AND OTHER RECEIVABLES (Tables)	6 Months Ended
Jun. 30, 2026
PREPAYMENTS AND OTHER RECEIVABLES
Summary of prepayments and other receivables

	As of
	June 30, 2026	December 31, 2025
Receivable from collaboration agreement	$5,120	$1,664
Interest receivable	2	5
Prepayments:
– Deferred offering fees(1)	393	4,189
– Prepayments for insurance and other services	1,064	519
– Prepayments for employee incentives	59	177
Other receivables	518	124
Total prepayments and other receivables	$7,156	$6,678

(1)
Deferred offering fees represent incremental costs directly attributable to the Company’s equity offerings, including legal and other professional fees associated with the Company’s application to the HKEx in connection with a proposed dual primary listing of its ordinary shares, and registration of ADSs on August 1, 2025. These costs are capitalized as a prepayment in the consolidated balance sheets.